UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest even reported) January 15th, 2015

Freedom Leaf Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-190067	46-2093679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 N. Rainbow Blvd #3352 Las Vegas, Nevada	89107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 499-6022

Arkadia International
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14[a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.	On August 8th, 2014, THOMAS RALSTON Certified Public Accountant (“Thomas Ralston”) declined to stand for appointment as the Company’s independent accountant.
b.	Thomas Ralston’s report on the financial statements for the years ended June 30th, 2014, and 2013, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.
c.	Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly period June 30, 2014, there have been no disagreements with Thomas Ralston on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Thomas Ralston, would have caused them to make reference thereto in their report on the financial statements. Through the interim period August 8th, 2014 (the date of resignation of the former accountant), there have been no disagreements with Thomas Ralston on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Thomas Ralston would have caused them to make reference thereto in their report on the financial statements.
d.	We have authorized Thomas Ralston to respond fully to the inquiries of the successor accountant.
e.	During the interim period through August 8th, 2014, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.
f.	The Company provided a copy of the foregoing disclosures to Thomas Ralston prior to the date of the filing of this Report and requested that Thomas Ralston furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.	On January 15th, 2015 the Company engaged Weinberg & Baer Certified Public Accountants (the “New Accounting Firm”) as our independent accountants for the Quarter ending September 30th, 2014. The Board made the decision to engage the New Accounting Firm acting under authority delegated to it and the Board of Directors approved the same on January 14th, 2015.

During the years ended June 30th, 2014 and 2013, and prior to January 15th, 2015 (the date of the new engagement), we did not consult with Weinberg & Baer CPA’s regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Weinberg & Baer CPA’s, in either case where written or oral advice provided by Weinberg & Baer CPA’s would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

NUMBER	EXHIBIT
16.1	Letter from Thomas Ralston Certified Public Accountant, dated January 23rd, 2015 regarding Change in Certifying Accountant. (Filed herewith.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM LEAF INC.

Date: January 23, 2015	By: /s/ Richard Cowan
Richard Cowan Chief Executive Officer

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